EXHIBIT  10.7


                            STOCK PURCHASE AGREEMENT

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          THIS  STOCK PURCHASE AGREEMENT is made and entered into as of December
31, 2001, by and among Kuekenhof Partners L.P. and Kuekenhof Equity Fund L.P. (each a "Purchaser" and collectively, the "Purchasers"), and WorldWater Corporation, a Delaware corporation (the "Seller").

                                 R E C I T A L:
                                 -------------
          WHEREAS, the Purchasers desires to purchase from Seller, and Seller desires to sell to Purchasers, shares of common stock (the Common Stock) of the Company, and the Company wishes to issue to Purchaser warrants to purchase
Common  Stock  (the  Warrants),  on  the  terms  set  forth  herein.

                               A G R E E M E N T:
                               ------------------
          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
1.     Sale  of  Shares  and  Grant  of  Warrants.
       ------------------------------------------
1.1    Purchase  and  Sale  of  Shares.  Seller  hereby  sells  to  each
       -------------------------------
Purchaser, and such Purchaser hereby purchases from Seller, that number of shares (the Shares) of Common Stock of the Company set forth opposite the name of such Purchaser on Schedule I hereto, in consideration of (i) the delivery by such Purchaser to Seller of a check payable to the order of Seller or wire transfer in an amount equal to $0.15 per Share, and (ii) the delivery by Seller to such Purchaser of a certificate evidencing the Shares duly endorsed for transfer thereon or by means of duly executed stock powers attached thereto, which certificates will be issued by the Company's stock transfer agent promptly after Closing.

1.2     Grant  of  Warrants.  Upon  the  Closing,  Seller  shall  grant  to each
        -------------------
Purchaser that number of Warrants set forth opposite the name of such Purchaser on Schedule I hereto. Each Warrant will permit the Purchaser to purchase one Share at any time during the five year period following Closing at an exercise price of $0.15 per Share. Notwithstanding the foregoing, the Company may require the exercise of Warrants for an amount up to $100,000 on or before March 1, 2002 in the event the Company has received: (i) the initial funding of a grant from the United States Trade and Development Agency; or (ii) the initial funding for the Company's Ronda (Cebu), Philippines, community project, and an additional $150,000, in ensuing months after certain other milestones have been attained.

1.3.     The  Closing.  The purchase and sale of the Shares shall take
         ------------
place at the offices of the Company on the date hereof, or at such other location and time as Seller and Purchaser mutually agree (which time and place are designated as the Closing). At the Closing, upon payment for the Shares pursuant to Section 1.1 hereof, Seller shall arrange for the delivery to each Purchaser at the earliest availability a certificate representing the Shares against delivery to Seller of a check or via wire transfer in the amount of the purchase price therefor. The obligations of each Purchaser to consummate the purchase of the Shares at the Closing is subject to the truth and accuracy of the representation and warranties of Seller in Section 2 below.

2.     Representations  and Warranties of Seller.  Seller hereby represents
       -----------------------------------------
and  warrants  to  each  Purchaser  that:

2.1     Issuance  of  the  Shares.  The  Shares,  upon  issuance  in
        -------------------------
accordance with the terms of this Agreement, shall be fully paid and nonassessable, free and clear of all pledges, liens, encumbrances, security interests, claims and restrictions (other than as described in Section 4.3).

2.2     Governmental  Consents.  No  consent,  approval,  order  or
        ----------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, regional, state or local governmental authority on the part of Seller is required in connection with the consummation of the transactions contemplated by this Agreement.

2.3     Litigation.  There  are  no  claims  before  any  governmental
        ----------
entity or arbitrator pending or, to Seller's knowledge, currently threatened against or with respect to Seller relating to or affecting the Shares, which question the validity of this Agreement or any action taken or to be taken by Seller in connection herewith, or which might result in any impairment of the right or ability of Seller to enter into or perform his obligations under this Agreement.

3.     Requests  for  Registration.     At  any  time  during the five year
       ----------------------------
period following the date of this Agreement, the Purchasers may request registration under the Securities Act of 1933, as amended (the Act), of all or any part of their Shares. The Company will use its best efforts to qualify for registration on Form SB-3, S-3 or any comparable or successor form or forms and shall file a registration statement within 60 days of Purchaser request for registration; provided, that the Company shall not be required to effect more than two registrations pursuant to this Agreement during any twelve-month period (and no more than one in any six-month period).

4.     Representations  and  Warranties of Purchaser. Each Purchaser hereby
       ---------------------------------------------
represents  and  warrants  to,  and  agrees  with,  Seller  that:

4.1  Litigation.  There  are  no claims before any governmental entity
     ----------
or arbitrator pending or, to such Purchaser's knowledge, currently threatened against or with respect to such Purchaser relating to or affecting the Shares, which question the validity of this Agreement or any action taken or to be taken by such Purchaser in connection herewith, or which might result in any impairment of the right or ability of such Purchaser to enter into or perform his or its obligations under this Agreement.


4.2     Awareness of Company Performance.  Such Purchaser acknowledges
        --------------------------------
that  (i)  he or it has received and reviewed the Company's financial statements
(a) as of and for the year ended December 31, 2000 and (b) as of and for the three-month period ended September 30, 2001, (ii) he or it has received or has had full access to all the information such Purchaser considers necessary or appropriate to make an informed decision with respect to the purchase of the Shares pursuant to this Agreement, and (iii) he or it has had an opportunity to ask questions and receive answers from Seller regarding the Company's financial performance and to obtain additional information (to the extent Seller possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Purchaser or to which such Purchaser had access.

4.3     Restricted  Securities.  Such  Purchaser  understands that (i)
        ----------------------
the Shares and the Warrants are characterized as restricted securities under the federal securities laws inasmuch as they are being acquired from Seller in a transaction not involving a public offering, (ii) under such laws and applicable regulations such securities may be resold without registration under federal and state securities laws only in certain limited circumstances, and (iii) the Company may require a legal opinion of such Purchaser's counsel with respect to unregistered transfers.

4.4     Accredited  Investor.  Such Purchaser represents that he or it
        --------------------
is an Accredited Investor within the meaning of Regulation D promulgated under the Act.

4.5     Legends.  Such  Purchaser  understands  that  the certificates
        -------
evidencing the Shares and the Warrants will bear substantially the following legends:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH SECURITIES ACT.

4.6     Investment  Purposes.  The  Shares  will  be  acquired  for
        --------------------
investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the federal or state securities laws, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Purchaser further represents that he or it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

5.     Miscellaneous.
       -------------
5.1     Entire  Agreement.  This  Agreement  contains  the  entire
        -----------------
agreement among the parties with respect to the sale and purchase contemplated hereby.

5.2     Governing  Law.  This  Agreement  shall  be  governed  by  and
        --------------
construed  under  the  laws  of  the  State  of  New  Jersey.

5.3     Counterparts.  This  Agreement  may  be  executed  in  two  or more
        ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.4     Severability.  The  invalidity of any portion hereof shall not
        ------------
affect the validity, force, or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, the parties agree that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law against those for whom it may be enforceable, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

5.5     Further  Assurances.  The  parties  hereto  shall,  without
        -------------------
additional consideration, execute and deliver or cause to be executed and delivered such further instruments and shall take or cause to be taken such further actions as are necessary to carry out more effectively the intent and purpose of this Agreement.

                           [SIGNATURE PAGE FOLLOWS]

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     IN  WITNESS  WHEREOF,  the  parties have executed  this Agreement as of the date  first  above  written.



PURCHASERS:
-----------

KUEKENHOF  PARTNERS  L.P.


By:/s/ Michael C. James
    Michael C. James, General Partner


KUEKENHOF  EQUITY  FUND  L.P.



By:/s/ Michael C. James
   Michael C. James, General Partner



SELLER:
-------

WORLDWATER  CORP.



By:/s/ Quentin T. Kelly
      Quentin  T.  Kelly,
      Chairman  and  CEO


                                   SCHEDULE I


Name  of  Purchaser                    Number  of  Shares  Being  Purchased
-------------------                    ------------------------------------
Kuekenhof  Partners  L.P.                             833,500
KUEKENHOF  EQUITY  FUND  L.P.                         833,500


NAME  OF  PURCHASER                    NUMBER  OF  WARRANTS  GRANTED
-------------------                    -----------------------------

Kuekenhof  Partners  L.P.                             833,500
KUEKENHOF  EQUITY  FUND  L.P.                         833,500


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